                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                   May 5, 2003


                              VORNADO REALTY TRUST
                              --------------------
               (Exact Name of Registrant as Specified in Charter)



                                    Maryland
                                    --------
                 (State or Other Jurisdiction of Incorporation)

                                  No. 001-11954
                                  -------------
                            (Commission File Number)

                                 No. 22-1657560
                                 --------------
                        (IRS Employer Identification No.)


                               888 Seventh Avenue
                               New York, New York
                               ------------------
                    (Address of Principal Executive offices)

                                      10019
                                      -----
                                   (Zip Code)

Registrant's telephone number, including area code: (212) 894-7000
                                                    --------------
                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements.

None

(b) Pro Forma Financial Information.

None

(c) Exhibits.

      The following exhibit is furnished as part of this report:


      Exhibit Number    Description
      --------------    -----------

      99.1              Chairman's Letter to the Shareholders from Vornado
                        Realty Trust's 2002 Annual Report to Shareholders

      99.2 Excerpts from Vornado Realty Trust's 2002 Annual Report to Shareholders

      99.3              Excerpt from Exhibit 99.1 to Vornado Realty Trust's
                        Current Report on Form 8-K, dated April 23, 2003, filed on April 24, 2003


Item 9. REGULATION FD DISCLOSURE

      In accordance with guidance from the Securities and Exchange Commission in Release number 33-8216, part of the information furnished under this Item 9 ("Regulation FD Disclosure") is intended to be furnished under Item 9 ("Regulation FD Disclosure") and part of the information furnished under this
Item 9 ("Regulation FD Disclosure") is intended to be filed under Item 12 ("Results of Operations and Financial Condition"). In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed "filed" for the purpose of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

The following material is furnished under Item 9 ("Regulation FD Disclosure"):

      On May 5, 2003, Vornado Realty Trust (the "Company") began mailing its 2002 Annual Report to Shareholders (the "Annual Report"), which includes the Chairman's Letter to the Shareholders (the "Chairman's Letter"). A copy of the Chairman's Letter is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

      The Chairman's Letter contains certain "non-GAAP financial measures" (as defined in Regulation G promulgated by the Securities and Exchange Commission). Excerpts from the Annual Report and Exhibit 99.1 to the Company's Current Report on Form 8-K filed on April 24, 2003 containing reconciliations of non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles ("GAAP") are furnished as Exhibits 99.2 and 99.3 to this Current Report on Form 8-K. The non-GAAP financial measures presented in the Chairman's Letter should be considered supplemental to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP.

The following material is furnished under Item 12 ("Results of Operations and Financial Condition"):

      The Chairman's Letter contains certain information regarding the Company's results of operations and financial condition for previously completed periods that has not been disclosed previously. The portions of the Chairman's Letter containing this information are set forth below.

                                      * * *

         Vornado's capital structure - the right hand side of the balance sheet - is shown below. The summary balance sheet shown in this table is as at April 23, 2003. It differs from our year-end financial statements by including the Company's pro-rata share of joint venture debt gross and by stating equity at the NYSE closing price of VNO shares on that date.

                                                                     Weighted
                                                                     Average
($ in millions except share data)                          Amount     Rate
---------------------------------                          ------     ----
Floating Rate Debt                                          1,449        2.86%
Fixed Rate Debt                                             3,642        7.56%
                                                           ------        ----
Total Debt (including 1,032 of joint venture debt)          5,091        6.22%
Perpetual Preferred                                         1,067        8.33%
Market Value of Shares/Units - 139.6 million at $39.52      5,517        N/A
                                                           ------        ----
Enterprise Value                                           11,675
                                                           ------

Debt to Enterprise                                          43.6%
Debt plus Perpetual Preferred to Enterprise Value           52.7%

                                      * * *

      In June 2002, Vornado was a first-time issuer of unsecured debt, placing $500 million of five-year 5.66% unsecured notes. These notes were issued at 168 basis points over the five-year treasury, which at the time was 3.98%. Thanks to Wendy for this important deal - and for the as large and as important Hypo deal,(1) as well.

      Mike and I thought we timed this right, but with the 5-Year Treasury today at 2.94% we get a hindsight flunking grade here. But no matter - at issue date we simultaneously swapped this note to floating at 77 basis points over three-month LIBOR in arrears. We are now paying a very satisfactory 2.18% floating rate for this capital. Use of proceeds was to pay off other floating rate debt, leaving our balance sheet both floating rate and leverage neutral. At March 31, 2003, this swap (really the only sizeable derivative on our balance sheet) is in the money by $35.2 million.

(1) The $490 million construction financing for the Alexander's 59th Street tower.


                                      * * *

Our mission during these times is the same as always - and that is to lease, lease lease. Here's the math:

                                                         Office             Retail         Merchandise Mart
                                                  -------------------       ------      -------------------
                                                  New York      CESCR                   Office       Showroom
                                                  --------      -----                   ------       --------
Year Ended December 31, 2002:
   Square feet leased (in thousands)                  579         2,342       1,960         164         911
   Initial rent per square foot                    $44.34        $31.29      $12.17      $26.97      $18.99
   Percentage increase (1)                          30.0%          5.5%       32.4%        1.2%        2.0%
   Occupancy rate                                   95.9%         93.6%       88.3%       91.7%       95.2%
Quarter Ended March 31, 2003:
   Square feet leased (in thousands)                  235           563         110         110         436
   Initial rent per square foot                    $43.86        $31.27      $27.03      $23.15      $22.62
   Percentage increase (1)                          30.5%          5.6%       17.6%        5.8%       21.4%
   Occupancy rate                                   95.9%         93.2%       87.5%       90.4%       95.3%

----------
(1)  Percentage increase over expiring escalated rent.

In this market, David Greenbaum has maintained 96% occupancy in New York - think about that. In first quarter 2003, his roll over rents increased 30.5%
- think about that.

                                      * * *
                                    _________

The following table reconciles, as at April 23, 2003, debt disclosed in accordance with GAAP with debt disclosed in the Chairman's Letter which includes debt of partially owned entities:
                                          Variable Rate   Fixed Rate      Total
($ in millions)                                Debt         Debt          Debt
                                          -------------   ----------      -----

Debt (GAAP) ................................   $1,310       $2,749       $4,059
Partially-owned debt .......................      139          893        1,032
Debt including partially-owned debt ........    1,449        3,642        5,091

            Management believes that debt calculated to include debt of partially owned entities is helpful to investors' understanding of the Company's total leverage.

            Certain statements contained in this Current Report on Form 8-K constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "believes," "expects," "anticipates," "intends," "plans" or similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. Factors that may cause actual results to differ materially from those contemplated by the forward-looking statements include, but are not limited to, those set forth in our Annual Report on Form 10-K for the year ended December 31, 2002 under "Forward Looking Statements" and "Item 1. Business - Certain Factors That May Adversely Affect the Company's Business and Operations." For these statements, we claim protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VORNADO REALTY TRUST
                                                 (Registrant)

                                            By: /s/ Joseph Macnow
                                               ---------------------------------
                                            Name:    Joseph Macnow
                                            Title:   Executive Vice President -
                                                     Finance and Administration,
                                                     Chief Financial Officer

Date:  May 6, 2003

                                  EXHIBIT INDEX

99.1 Chairman's Letter to the Shareholders from Vornado Realty Trust's 2002 Annual Report to Shareholders

99.2              Excerpts from Vornado Realty Trust's 2002 Annual Report to
                  Shareholders

99.3 Excerpt from Exhibit 99.1 to Vornado Realty Trust's Current Report on Form 8-K, dated April 23, 2003, filed on April 24, 2003